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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): November 8, 2007


                             ADEPT TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                   0-27122               94-2900635
 (State or other jurisdiction       (Commission          (I.R.S. Employer
       of incorporation)            file number)      Identification Number)


                3011 Triad Drive                          94551
                  Livermore, CA                         (Zip Code)
   (Address of principal executive offices)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (925) 245-3400

                                      None
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01  Regulation FD Disclosure.

On November 8, 2007, Robert Bucher, Chief Executive Officer, John Dulchinos, President, and Lisa Cummins, Chief Financial Officer of Adept Technology Inc. (the "Company") held a conference call with investors to discuss the financial results for its fiscal 2008 first quarter, ended September 29, 2007. A transcript of the call is attached to this Current Report on Form 8-K as Exhibit 99.

The information in this Current Report on Form 8-K, including the information set forth in Exhibit 99, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

See exhibit index.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ADEPT TECHNOLOGY, INC.



Date: November 13, 2007                  By: /s/ Lisa M. Cummins
                                             -------------------
                                             Lisa M. Cummins
                                             Vice President of Finance and Chief
                                             Financial Officer



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                                  EXHIBIT INDEX

   Exhibit Number      Description
   ---------------     -----------

        99 Transcript of investor call held November 8, 2007 to discuss Adept's financial results for its fiscal 2008 first quarter, ended September 29, 2007.